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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant   /X/

    Filed by a Party other than the Registrant   / /

    Check the appropriate box:

    /X/ Preliminary Information Statement [PRELIMINARY FILING REQUIRED UNDER RULE 14c-5]
    / /  Confidential, for Use of the Commission Only (as permitted by
         Rule 14c-5(d)(2))
    / /  Definitive Information Statement

                             THE PRUDENTIAL SERIES FUND, INC.
--------------------------------------------------------------------------------
                     (Name of Registrant As Specified In Its Charter)

      -------------------------------------------------------------------
   (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 011 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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                        THE PRUDENTIAL SERIES FUND, INC.
                          SP MID CAP GROWTH PORTFOLIO
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                              -------------------

                                JANUARY   , 2003
                              -------------------

TO THE CONTRACT OWNERS:

    On November 19, 2002, at a regular meeting of the Board of Directors of The Prudential Series Fund, Inc., the Directors approved a new subadvisory agreement for the Fund's SP Mid Cap Growth Portfolio (formerly, SP MFS Mid Cap Growth Portfolio). The parties to the subadvisory agreement are Prudential Investments LLC, the Fund's investment manager, and Calamos Asset Management, Inc., a new subadviser for the Portfolio. This information statement describes the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms. Prudential Investments LLC will continue as your Fund's investment manager. This information statement does not require any action by you. It is provided to inform you about the new subadviser.

                                             By order of the Board,

                                             JONATHAN D. SHAIN
                                           SECRETARY
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                        THE PRUDENTIAL SERIES FUND, INC.
                          SP MID CAP GROWTH PORTFOLIO
                                 (800) 778-2255
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                              -------------------

                             INFORMATION STATEMENT
                                JANUARY   , 2003
                              -------------------

    This information statement is being furnished to contract owners investing in the SP Mid Cap Growth Portfolio (formerly, SP MFS Mid Cap Growth Portfolio) (the Portfolio) which is a series of The Prudential Series Fund, Inc. (the
Fund), in lieu of a proxy statement, pursuant to the terms of an order issued by the Securities and Exchange Commission (SEC). The order permits the Fund's manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Directors, without obtaining shareholder approval.

    The Fund is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Maryland corporation. The Fund's directors are referred to here as the "Board," "Board Members" or "Directors." The Fund's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    We are providing contract owners investing in the Portfolio as of November 19, 2002 with this information statement. This information statement relates to the approval by the Directors of a new subadvisory agreement dated November 20, 2002 between Prudential Investments LLC (PI) and Calamos Asset Management, Inc (Calamos) with respect to the Portfolio (the Subadvisory Agreement), a copy of which is attached hereto as Exhibit A. Calamos replaced Massachusetts Financial Services Company ("MFS"), which had served as the Portfolio's subadviser since the inception of the Portfolio in 2000. The subadvisory agreement between PI and MFS terminated effective at the close of business on December 13, 2002 at which time Calamos assumed responsibility for managing the Portfolio. The previous subadvisory agreement between PI and MFS was last approved by the Directors, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Directors), on May 21, 2002.

    The Fund will pay for the costs associated with preparing and distributing this information statement. This information statement will be mailed on or
about January   , 2003.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                       1
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THE MANAGER

    PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's manager under a management agreement dated as of September 5, 2002. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. As of September 30, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $84.4 billion. Information concerning the Fund's current management arrangements can be found in Exhibit B. Information concerning officers of the Fund is set forth in Exhibit C.

SHAREHOLDER REPORTS

    The Fund's most recent annual report for the fiscal year ended December 31, 2001 has been sent to contract owners. The Fund's most recent annual and semi-annual reports may be obtained without charge by writing the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 778-2255 (toll free).

                           NEW SUBADVISORY AGREEMENT

    On November 19, 2002, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement and the selection by PI of Calamos to replace MFS as the Portfolio's subadviser. At that time, the Directors also unanimously approved termination of the previous subadvisory agreement between PI and MFS. The Directors decided to appoint Calamos as the Portfolio's subadviser pursuant to a recommendation made by PI.

    The Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with MFS, except as more fully described below under "Board Consideration of Subadvisory Agreement." See also "Terms of Subadvisory Agreement" below for a description of the new agreement. Calamos renders investment advice to the Portfolio in accordance with the investment objective and policies of the Portfolio as established by the Fund and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PI. PI, not the Portfolio, pays an advisory fee to the subadviser. Therefore, the change in subadvisers does not mean any change in advisory fees paid by the Portfolio.

    The Investment Company Act requires that a majority of a mutual fund's outstanding voting securities approve the Fund's subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of the Investment Company Act to PI and any future open-end management investment company managed by PI, provided that such investment company complies with the conditions of the order. According to the SEC's order, which is subject to a number of conditions, PI may enter into subadvisory agreements on behalf of certain funds without receiving prior shareholder approval.

    On January 31, 2001, shareholders of the Fund authorized PI to enter into new subadvisory agreements without shareholder approval, and on November 29, 2000, the staff of the Division of Investment Management of the SEC confirmed that the Fund may rely on the 1996 order. Thus, execution and implementation of the Subadvisory Agreement did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENT

    At a regular in-person meeting of the Board at which a majority of the Directors were in attendance (including a majority of the Independent Directors), the Board of Directors considered PI's recommendation that Calamos replace MFS as the subadviser to the Portfolio. The Directors reviewed performance, compliance and organizational materials regarding Calamos, and representatives of both Calamos and PI made formal presentations to the Directors.

                                       2
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    The Directors unanimously approved the new Subadvisory Agreement with
Calamos and concluded that it was in the best interests of the Portfolio and its investors. In making that determination, the Directors considered the following factors, among others:

    - The performance of MFS, which was generally lower than the performance of benchmark indexes and the median of peer funds during the past several years;

    - The performance of Calamos, which demonstrated historically strong and consistent performance relative to industry benchmarks and other investment advisers specializing in mid cap growth stocks;

    - A change in portfolio managers at MFS, resulting in changes in investment philosophy;

    - Calamos' portfolio management team, which has considerable experience in investing in mid cap growth stocks; and

    - The disciplined process used by Calamos for the identification and selection of portfolio securities.

    The Directors reviewed the terms of the Subadvisory Agreement. The material terms of the Subadvisory Agreement are substantially the same as those in the prior subadvisory agreement in effect with MFS, except the fee. The fee paid by PI to Calamos is higher than the fee paid by PI to MFS. Because the fee is paid by PI, not the Portfolio, this change does not increase advisory fees paid by the Portfolio. For the fiscal year ended December 31, 2002, MFS received $62,163 for advising the Portfolio.

    Based upon their review, the Directors concluded that the Subadvisory Agreement was in the best interests of the Portfolio and its investors. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Directors, including the Independent Directors, unanimously approved the Subadvisory Agreement.

INFORMATION CONCERNING CALAMOS

    Calamos is a registered investment advisor and is a wholly-owned subsidiary of Calamos Holdings, Inc. As of December 31, 2002, Calamos managed approximately $12.9 billion in assets for institutions, individuals, investment companies and hedge funds. Calamos' address is 1111 E. Warrenville Road, Naperville, Illinois 60563-1463.

    Exhibit D contains information about the other mutual funds managed by Calamos with investment objectives and strategies similar to those of the Portfolio. Exhibit D also lists the principal executive officers and directors of Calamos.

TERMS OF SUBADVISORY AGREEMENT

    The following summary of the Subadvisory Agreement is qualified in its entirety by reference to the copy of the Subadvisory Agreement attached as Exhibit A to this information statement.

    Under the Subadvisory Agreement, Calamos is compensated by PI (and not the Fund) at an annual rate of 0.45% of the first $100 million of average daily net assets; and 0.40% of the average daily net assets over $100 million. The Subadvisory Agreement provides that, subject to PI's and the Board of Directors' supervision, Calamos is responsible for managing the investment operations of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Directors. In accordance with the requirements of the Investment Company Act, Calamos also provides PI with all books and records relating to the transactions it executes and renders to the Directors such periodic and special reports as the Board of Directors may reasonably request.

    The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment

                                       3
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Company Act) of the Portfolio, or by the Board of Directors, including the approval by a majority of the Independent Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund's management agreement with PI, and (3) the Subadvisory Agreement may be terminated at any time by Calamos or PI on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

    The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Calamos will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

SHAREHOLDER PROPOSALS

    As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Fund's Articles of Incorporation. A shareholder proposal intended to be presented at any meeting of shareholders of the Fund must be received by the Fund a reasonable time before the Directors' solicitation relating thereto is made in order to be included in the Fund's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Jonathan D. Shain
SECRETARY

Dated: January   , 2003

                                       4
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                                                                       EXHIBIT A

                        THE PRUDENTIAL SERIES FUND, INC.
                          SP MID CAP GROWTH PORTFOLIO

                             SUBADVISORY AGREEMENT

    Agreement made as of this 20th day of November, 2002 between Prudential Investments LLC (PI or the Manager), a New York limited liability company and Calamos Asset Management, Inc. (Calamos or the Subadviser),

    WHEREAS, the Manager has entered into a Management Agreement, as amended and restated on September 5, 2002 (the Management Agreement), with The Prudential Series Fund, Inc. (the Fund), a Maryland corporation and a diversified, open-end management investment company registered under the Investment Company Act of 1940 as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

    WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

    NOW, THEREFORE, the Parties agree as follows:

        1. (a) Subject to the supervision of the Manager and the Board of Directors of the Fund, the Subadviser shall manage such portion of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund provided to it by the Manager (the Fund Documents) and with the instructions and directions of the Manager and of the Board of Directors of the Fund, co-operate with the Manager's (or its designee's) personnel responsible for monitoring the Fund's compliance and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. The Manager shall provide Subadviser timely with copies of any updated Fund documents.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund's portfolio, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment

                                      A-1
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           information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated (or any broker or dealer affiliated with the Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions effected by it as required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors such periodic and special reports as the Directors may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser or its affiliate shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

           (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors or officers of the Fund to serve in the capacities in which they

                                      A-2
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       are elected. Services to be furnished by the Subadviser under this
       Agreement may be furnished through the medium of any of such directors, officers or employees.

           (c) The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

           (d) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

           (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

           (f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund's portfolio, subject to such reporting and other requirements as shall be established by the Manager.

        2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Manager shall provide (or cause the Fund's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Directors of the Fund or Board materials prepared in connection with such meetings that affect the duties of the Subadviser).

        3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager's receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

        This Agreement shall not be considered effective, and the Subadviser shall not earn any fee until such time as the series specified in Schedule A has assets and the Subadviser commences the management of the assets.

        4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

        5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by

                                      A-3
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    the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record.

        Any notice or other communication required to be given pursuant to
    Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
    Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 1111 East Warrenville Road, Naperville, IL 60563-1448.

        6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

        7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

        8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

        9.  This Agreement shall be governed by the laws of the State of New
    York.

        10. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS LLC

                                          BY: /s/  ROBERT F. GUNIA

                                             -----------------------------------
                                          Name: Robert F. Gunia
                                             Title: Executive Vice President

                                          CALAMOS ASSET MANAGEMENT, INC.

                                          BY: /s/  JOHN P. CALAMOS, SR.

                                             -----------------------------------
                                          Name: John P. Calamos
                                             Title: Chairman/Chief Investment
                                          Officer

                                      A-4
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                                   SCHEDULE A

The Prudential Series Fund, Inc.
SP Mid Cap Growth Portfolio

    As compensation for services provided by Calamos Asset Management, Inc., Prudential Investments LLC (PI) will pay Calamos Asset Management, Inc. a fee equal, on an annualized basis, to the following:

    0.45% of the first $100 million of average daily net assets; and

    0.40% of the average daily net assets over $100 million.

    For purposes of calculating the fee to be paid to Calamos Asset Management, Inc., the average daily net assets of the SP Mid Cap Growth Portfolio shall be combined with the average daily net assets of the Strategic Partners Opportunity Funds -- New Era Growth Fund.

    Dated as of November 20, 2002.

                                      A-5
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                                                                       EXHIBIT B

                             MANAGEMENT OF THE FUND

THE MANAGER

    Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Fund's Manager under a management agreement (the Management Agreement) dated as of September 5, 2002, and renewed thereafter as required by the Investment Company Act.

    The Management Agreement was last approved by the Directors of the Fund, including a majority of the Directors who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 21, 2002. The Management Agreement was approved by contract owners on January 31, 2001.

TERMS OF THE MANAGEMENT AGREEMENT

    Pursuant to the Management Agreement for the Fund, PI is subject to the supervision of the Directors and, in conformity with the stated policies of the Fund, manages both the investment operations of the Fund, and the composition of the Fund's portfolios, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund and each Portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

    The Manager reviews the performance of all subadvisers, and makes recommendations to the Directors with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian and Prudential Mutual Fund Services LLC (PMFS), the Fund's transfer and dividend disbursing agent. The management services of PI for the Fund are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

    PI has authorized any of its directors, officers and employees who have been elected as Directors or officers of the Fund to serve in the capacities in which they have been elected. All services furnished by PI under the Management Agreement may be furnished by any such directors, officers or employees of PI.

    In connection with its management of the business affairs of the Fund, PI bears the following expenses:

        (a) the salaries and expenses of all of its and the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of PI or the Fund's subadviser;

        (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

        (c) the fees payable to each subadviser pursuant to the subadvisory agreement between PI and each subadviser.

    For its services, PI is compensated by the Fund at the rate of 0.80% of the Portfolio's average daily net assets.

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's subadviser, (c) the fees and certain expenses of the

Fund's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing Fund shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and qualifying the Fund's shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of contract owner and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to contract owners in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

    The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Fund.

INFORMATION ABOUT PI

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

    PI acts as manager for the following investment companies, in addition to the Fund:

    Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity
Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield
Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Target Portfolio Trust.

PI'S DIRECTORS AND OFFICERS

    The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                                  POSITION WITH PI                       PRINCIPAL OCCUPATIONS
----                                                  ----------------                       ---------------------
David R. Odenath, Jr....................  President, Chief Executive Officer and    President, Chief Executive Officer and
                                            Chief Operating Officer                 Chief Operating Officer, PI; Senior Vice
                                                                                      President, The Prudential Insurance
                                                                                      Company of America (Prudential
                                                                                      Insurance)
Robert F. Gunia.........................  Executive Vice President, Chief           Executive Vice President & Chief
                                            Administrative Officer and Treasurer    Administrative Officer, PI; Vice
                                                                                      President, Prudential Insurance;
                                                                                      President, Prudential Investment
                                                                                      Management Services LLC (PIMS)
William V. Healey.......................  Executive Vice President, Chief Legal     Executive Vice President, Chief Legal
                                            Officer and Secretary                   Officer and Secretary, PI; Vice
                                                                                      President and Associate General
                                                                                      Counsel, Prudential Insurance; Senior
                                                                                      Vice President, Chief Legal Officer
                                                                                      and Secretary, PIMS
Kevin B. Osborn.........................  Executive Vice President                  Executive Vice President, PI
Judy A. Rice............................  Executive Vice President                  Executive Vice President, PI
Philip N. Russo.........................  Executive Vice President, Chief Officer   Executive Vice President, Chief
                                            and Treasurer                           Financial Officer and Treasurer, PI;
                                                                                      Director of Jennison Associates LLC
Lynn M. Waldvogel.......................  Executive Vice President                  Executive Vice President, PI

THE TRANSFER AGENT

    The Fund's transfer agent is Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $3,773 for its services in connection with the Portfolio during the fiscal year ended
December 31, 2002.

BROKERAGE

    During the fiscal year ended December 31, 2002, the Portfolio paid no commissions to Prudential Securities Incorporated or any other affiliated broker.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

NAME (AGE)                                        OFFICE(S) WITH THE FUND                    PRINCIPAL OCCUPATIONS
----------                                        -----------------------                    ---------------------
David R. Odenath, Jr. (45)..............  President                                 President, Chief Executive Officer and
                                                                                    Chief Operating Officer (since June
                                                                                      1999) of PI; Senior Vice President
                                                                                      (since June 1999) of Prudential
                                                                                      Insurance; formerly Senior Vice
                                                                                      President (August 1993-May 1999) of
                                                                                      PaineWebber Group, Inc.
Robert F. Gunia (55)....................  Vice President                            Executive Vice President and Chief
                                                                                    Administrative Officer (since June 1999)
                                                                                      of Prudential Investments LLC (PI);
                                                                                      Executive Vice President and Treasurer
                                                                                      (since January 1996) of PI; President
                                                                                      (since April 1999) of Prudential
                                                                                      Investment Management Services LLC
                                                                                      (PIMS); Corporate Vice President
                                                                                      (since September 1997) of Prudential
                                                                                      Insurance; formerly Senior Vice
                                                                                      President (March 1987-May 1999) of
                                                                                      Prudential Securities Incorporated
                                                                                      (Prudential Securities); formerly
                                                                                      Chief Administrative Officer (July
                                                                                      1989-September 1996), Director
                                                                                      (January 1989-September 1996) and
                                                                                      Executive Vice President, Treasurer
                                                                                      and Chief Financial Officer (June
                                                                                      1987-December 1996) of Prudential
                                                                                      Mutual Fund Management, Inc. (PMF);
                                                                                      Vice President and Director (since May
                                                                                      1989) of The Asia Pacific Fund, Inc.;
                                                                                      Vice President and Director (since May
                                                                                      1992) of Nicholas-Applegate
                                                                                      Fund, Inc.
Judy A. Rice (54).......................  Vice President                            Executive Vice President (since 1999) of
                                                                                    PI; formerly various positions to Senior
                                                                                      Vice President (1992-1999) of
                                                                                      Prudential Securities; and various
                                                                                      positions to Managing Director
                                                                                      (1975-1992) of Salomon Smith Barney;
                                                                                      Member of Board of Governors of the
                                                                                      Money Management Institute; Member of
                                                                                      the Prudential Securities Operating
                                                                                      Council and a Member of the Board of
                                                                                      Directors for the National Association
                                                                                      for Variable Annuities.
Grace C. Torres (43)....................  Treasurer and Principal Financial and     Senior Vice President (since January
                                            Accounting Officer                      2000) of PI; formerly First Vice
                                                                                      President (December 1996-January 2000)
                                                                                      of PI and First Vice President (March
                                                                                      1993-1999) of Prudential Securities.
Jonathan D. Shain (44)..................  Secretary                                 Vice President and Corporate Counsel
                                                                                    (since August 1998) of Prudential;
                                                                                      formerly Attorney with Fleet Bank,
                                                                                      N.A. (January 1997-July 1998) and
                                                                                      Associate Counsel (August 1994-January
                                                                                      1997) of New York Life Insurance
                                                                                      Company.
Marguerite E.H. Morrison (46)...........  Assistant Secretary                       Vice President and Chief Legal
                                                                                    Officer-Mutual Funds and Unit Investment
                                                                                      Trusts (since August 2000) of
                                                                                      Prudential; Senior Vice President and
                                                                                      Assistant Secretary (since February
                                                                                      2001) of PI; Vice President and
                                                                                      Assistant Secretary of PIMS (since
                                                                                      October 2001), previously Vice
                                                                                      President and Associate General
                                                                                      Counsel (December 1996-February 2001)
                                                                                      of PI and Vice President and Associate
                                                                                      General Counsel (September
                                                                                      1987-September 1996) of Prudential
                                                                                      Securities.
Jeffrey Scarbel (39)....................  Assistant Treasurer                       Vice President (since November 2000) of
                                                                                    PI; formerly Director (October
                                                                                      1996-November 2000) of PI.

                                                                       EXHIBIT D

                         OTHER FUNDS MANAGED BY CALAMOS

    The following table sets forth information relating to the other registered investment company portfolios for which Calamos acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Portfolio.

                                                   ANNUAL MANAGEMENT FEE                        APPROXIMATE NET
FUND                                           (AS A % OF AVERAGE NET ASSETS)                ASSETS AS OF 12/31/01*
----                                           ------------------------------                ----------------------
Strategic Partners Opportunity            0.45% of the first $100 million of        $96.1 million
  Fund -- Strategic Partners              average daily net assets; and 0.40% of
  New Era Growth Fund                     the average daily net assets over $100
                                          million.
Calamos Growth Fund*                      1.0% of first $500 million of the Fund's  $2.3 billion
                                          average net assets; .90% of the next
                                          $500 million of average net assets; .80%
                                          of average net assets in excess of $1
                                          billion.

                             MANAGEMENT OF CALAMOS

    The table below lists the name, address, position with Calamos and principal occupation during the past five years for the principal executive officers and directors of Calamos.

                                                                  POSITION WITH CALAMOS
NAME AND ADDRESS**                                               AND PRINCIPAL OCCUPATION
------------------                                               ------------------------
John P. Calamos, Sr...............................  President; Chief Investment Officer; Director
Nick P. Calamos...................................  Senior Executive Vice President; Chief Investment
                                                      Officer; Director
Patrick H. Dudasik................................  Executive Vice President; Chief Financial and
                                                      Administrative Officer; aTreasurer
James S. Hamman, Jr...............................  Executive Vice President; Secretary and General
                                                      Counsel
John P. Calamos, Jr...............................  Executive Vice President; Director
James Greenwalt...................................  Executive Vice President

------------------------
* See Calamos Family of Funds' Prospectus for more information about the Calamos Growth Fund's fees.

** The address of each person is 1111 East Warrenville Road, Naperville,
   Illinois 60563-1463.

                                      D-1